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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)     June 20, 1996
                                                           --------------


                           CORTEX PHARMACEUTICALS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




                 Delaware                0-17951         33-0303583
         ---------------------------------------------------------------
          (State or other jurisdiction  (Commission      (IRS Employer
              of incorporation)         File Number)     Identification No)




            15241 Barranca Parkway, Irvine, California      92718
         ---------------------------------------------------------------
            (Address of principal executive offices)      (Zip Code)




        Registrant's telephone number, including area code (714) 727-3157
                                                           --------------



                                  Not Applicable
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)

                                  Page 1 of  4
                                                         Exhibit Index on Page 3


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ITEM 5.  OTHER EVENTS

     On June 20, 1996, Cortex Pharmaceuticals, Inc. (the "Company") announced its intention to make a private placement of its Common Stock. The Company intends to raise $7 to $10 million in a private placement of common stock to accredited individual and institutional investors pursuant to Regulation D under the Securities Act of 1933, as amended. The Company said that it intends to use the proceeds for research and development, including the further clinical development of its AMPAKINE-TM- compounds for the potential treatment of Alzheimer's disease and schizophrenia, and for general corporate working capital purposes. No other terms were disclosed.



ITEM 6.  EXHIBITS

     Exhibits:

     21   Press Release dated June 20, 1996.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              CORTEX PHARMACEUTICALS, INC.



Date:  June 26, 1996          By: /s/D. Scott Hagen
                                 -----------------------------------------------
                                     D. Scott Hagen
                                     Vice President and Chief Financial Officer



                                        2

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                                  EXHIBIT INDEX


                                                            Sequential
                   Exhibits         Description             Page No.
                   --------         -----------             --------

                    21              Press release dated       4
                                    June 20, 1996



                                        3